UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): August 24, 2004


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                               001-31792               75-3108137
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(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
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(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
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              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
                        (Former name or former address,
                          if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     Item 5.02  Departure of Directors or Principal Officers; Election of
                Directors; Appointment of Principal Officers.

     On August 24, 2004, Conseco, Inc. (the "Company") announced that its board of directors appointed William S. Kirsch, the Company's President and Chief Executive Officer, to fill the board vacancy resulting from the recent resignation of the Company's former President and Chief Executive Officer. The board of directors also appointed Mr. Kirsch to serve on the executive committee and investment committee. Mr. Kirsch's term will expire at the Company's 2005 annual shareholders' meeting. A copy of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

     Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     On August 24, 2004, the Company amended and restated its bylaws to change the description of the duties of the Chairman of the Board. The amended and restated bylaws of the Company are filed as Exhibit 3.2 to this Current Report on Form 8-K.

     Item 7.01  Regulation FD Disclosure.

     On August 24, 2004, the Company announced that at its annual shareholder meeting, its shareholders re-elected three directors to serve one-year terms and ratified the appointment of PricewaterhouseCoopers LLP as the Company's auditors for 2004. A copy of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

     Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits.

         3.2 Amended and Restated Bylaws of Conseco, Inc. dated as of August 24, 2004.

         99.1 Press release of Conseco, Inc. issued August 24, 2004.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSECO, INC.

August 26, 2004
                                           By:  /s/ John R. Kline
                                                ------------------------
                                                John R. Kline
                                                  Senior Vice President and
                                                  Chief Accounting Officer